                                                                   Exhibit 10.52

                       SECOND AMENDMENT CREDIT AGREEMENT

        This Second Amendment to Credit Agreement (this "Second Amendment"), made as of this 31st day of July, 1996, by and among HELLER FINANCIAL, INC. ("Heller"), a Delaware corporation with a place of business at 500 West Monroe Street, Chicago, Illinois 60661, for itself, as Lender and as agent ("Agent") for the Lenders signatory hereto and THOMPSON PBE, INC., a Delaware corporation ("Thompson"), with its principal place of business at 4553 Glencoe Avenue, Suite 200, Marina del Rey, California 90292, and ("Borrower").

                              W I T N E S S E T H:

        WHEREAS, Borrower, Agent and Lenders have entered into that certain Credit Agreement dated as of January 6, 1995 (as heretofore amended, the "Credit Agreement"); and

        WHEREAS, Borrower has requested that Lenders restructure the lending arrangements under the Credit Agreement to increase the aggregate amount of Lenders' Commitments under the Credit Agreement; and

        WHEREAS, the increased amount of credit would be used to provide additional working capital under the Revolving Loan and additional funds to assist Borrower in Making Permitted Acquisitions under the Acquisition Loan; and

        WHEREAS, Lenders are willing to restructure the terms of the Credit Agreement and provide additional credit to the Borrower pursuant to the terms of this Second Amendment;

        NOW, THEREFORE, in consideration of the promises set forth herein, Borrower and Lenders agree as follows:


                                   ARTICLE I

        1.      AMENDMENTS TO THE CREDIT AGREEMENT

        1.1     Modifications and Additions to Certain Definitions

        All capitalized terms used in this Second Amendment but not defined in this Second Amendment shall have the meanings given to them in the Credit Agreement. In the event of a conflict between the definitions contained in this Second Amendment and the definitions contained in the Credit Agreement, the definitions contained in this Second Amendment shall prevail. As of the date hereof, the following terms are added to the Credit Agreement in their proper alphabetical order, having the following meanings and/or modified as follows:

        "Second Amendment" means that certain Second Amendment to Credit Agreement dated as of the 31st day of July 1996.

        "Second Amendment Effective Date" means the first date to the effectiveness of which the conditions precedent set forth in the Second Amendment have been satisfied to the satisfaction of Agent and Lenders.

        Clause (a) of the first sentence of the defined terms of (i) "Acquisition Loan Commitment," (ii) "Revolving Loan Commitment," and
        (iii) "Term Loan A Commitment," shall respectively be modified to reflect the new commitments of each Lender as set forth on the signature page of the Second Amendment opposite such Lender's signature.

        1.2 Subsection 2.1(A) of the Credit Agreement is hereby amended by deleting subsection 2.1(A) in its entirety and inserting the following in its place and stead:

                (A) Term Loan A. Subject to the terms and conditions of the Credit Agreement and in reliance upon the representation and warranties of Borrower contained in the Second Amendment and the Credit Agreement, each lender agrees, severally and not jointly, to lend to Borrower on the Second Amendment Effective Date its Pro Rata Share of Term Loan A. The aggregate amount of Term Loan A shall be Thirty Million Dollars ($30,000,000) and shall be comprised of the sum of (i) the aggregate amount of advances heretofore advanced by each Lender under the Acquisition Loan, the principal amount of which remains unpaid as of the Second Amendment Effective Date plus (ii) the aggregate amount advanced by each Lender under Term Loan A on the Closing Date of the Credit Agreement, the principal amount of which remains unpaid as of the Second Amendment Effective Date plus (iii) to the extent necessary for Term Loan A to equal $30,000,000, the Pro Rata Share of any amounts heretofore advanced by each Lender under the Revolving Loan, the principal amount of which remains unpaid as of the Second Amendment Effective Date. The original amount of Term Loan A was funded on the Closing Date and the balance shall be funded in one drawing on the Second Amendment Effective Date. Amounts borrowed under this subsection 2.1(A) and repaid may not be reborrowed. Borrower shall make principal payments in the amounts of the applicable Scheduled Installments (or such lesser principal amount of Term Loan A as shall be outstanding) on the dates and in the amounts set forth below.

                "Scheduled Installment: means, for each date set forth below, the amount set forth opposite such date.

                             Date                        Amount
                             ----                        ------
        The last day of each calendar quarter            $500,000
        commencing September of 1996 and ending
        June of 1997

        The last day of each calendar quarter            $750,000
        commencing September of 1997 and
        ending June of 1998



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
        The last day of each calendar quarter            $1,250,000
        commencing September of 1998 and ending
        June of 1999

        The last day of each calendar quarter            $1,500,000
        commencing September of 1999 and
        ending June of 2000

        The last day of each calendar quarter            $1,750,000
        commencing September of 2000 and ending
        March of 2002

        The last day of July 2002                        $1,750,000

        1.3 Subsection 2.1(B) of the Credit Agreement is hereby amended by deleting subsection 2.1(B) in its entirety up to 2.1(B)(1) and inserting the following in its place and stead:

                (B) Acquisition Loan. Subject to the terms and conditions of the Credit Agreement and in reliance upon the representations and warranties of Borrower contained in the Second Amendment and the Credit Agreement, each Lender agrees, severally and not jointly, to lend to Borrower on each Acquisition Date occurring on or before the second anniversary of the Second Amendment Effective Date its Pro Rata Share of the portion of the Acquisition Loan requested by Borrower on such Acquisition Date. The Proceeds of the Acquisition Loan shall be used solely to fund Permitted Acquisitions and Permitted Small Acquisitions and related fees and expenses. The aggregate amount of advances made under the Acquisition Loan shall be Twenty-Seven Million Dollars ($27,000,000). No advances will be made under the Acquisition Loan after the second anniversary of the Second Amendment Effective Date. Amounts borrowed under this subsection 2.1(B) and repaid may not be reborrowed. On each date set forth below, Borrower shall repay a portion of the principal amount of the Acquisition Loan which is outstanding on the second anniversary of the Second Amendment Effective Date, which portion will be equal to the percentage thereof which is set forth for such date (each such payment being referred to herein as a "Scheduled Installment")."

                             Date                        Percentage
                             ----                        ----------
        The last day of each calendar quarter            3.75%
        commencing September of 1998 and ending
        June of 1999

        The last day of each calendar quarter            5.00%
        commencing September of 1999 and
        ending June of 2000



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

        The last day of each calendar quarter           7.5%
        commencing September of 2000 and
        ending June of 2001

        The last day of each calendar quarter           8.75%
        commencing September of 2001 and
        ending March of 2002

        The last day of July 2002                       8.75%


        1.4 Subsection 2.1(C) of the Credit Agreement is hereby amended by deleting subsection 2.1(C) in its entirety up to 2.1(C)(1) and inserting the following in its place and stead:

                (C) Revolving Loan. Subject to the terms and conditions of the Second Amendment and the Credit Agreement and in reliance upon the representations and warranties of Borrower contained in the Second Amendment and the Credit Agreement, each Lender agrees, severally and not jointly, to lend to Borrower from time to time during the period from the Second Amendment Effective Date to and excluding the Expiry Date, its Pro Rata Share of the Revolving Loan. The aggregate amount of all Revolving Loan Commitments shall be Eighteen Million Dollars ($18,000,000), as reduced from time to time pursuant to subsection 2.4. Amounts borrowed under this subsection 2.1(C) may be repaid and reborrowed at any time prior to the Expiry Date. No Lender shall have any obligation to make advances under this subsection 2.1(C) to the extent any requested advance would cause the principal balance of the Revolving Loan then outstanding to exceed the Maximum Revolving Loan Amount.

        1.5 Subsection 2.1(D)(1) of the Credit Agreement is hereby amended by deleting subsection 2.1(D)(1) in its entirety and inserting the following in its place and stead:

        "(l)    Maximum Amount.  The aggregate amount of Lender Guaranty
Liability with respect to all Lender Letters of Credit and Lender Guaranties outstanding at any time shall not exceed Five Million Dollars ($5,000,000)."

        1.6 Subsection 2.5 of the Credit Agreement is hereby amended by deleting clause (b) of the first sentence thereof and substituting the following in its place

                "(b) July 31, 2002 (the "Termination Date"), and the Commitments shall (unless earlier terminated) terminate concurrently on the Termination Date."


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

        1.7 Subsection 6.1 of the Credit Agreement is hereby amended by deleting subsection 6.1 in its entirety and inserting the following in its place and stead:

                6.1 Capital Expenditure Limits. The aggregate amount of all Capital Expenditures of Borrower and its Subsidiaries for the Fiscal Years set forth below will not exceed the amount set forth below for such Fiscal Year. The amounts set forth below are exclusive of the capital costs related to the purchase and installation of the Borrower's new information system, which costs shall not exceed $2,000,000.

        Fiscal Year                                 Amount
        -----------                                 ------
        1996                                        $2,200,000
        1997                                        $3,000,000
        1998 and each Fiscal Year thereafter        $4,000,000

        Notwithstanding the foregoing, in the event Borrower does not in any Fiscal Year use the permitted amount of Capital Expenditures for such Fiscal Year, Borrower may carry forward to the immediately succeeding Fiscal Year fifty percent (50%) of the unused portion of such permitted amount. All Capital Expenditures shall first be applied to reduce the carry forward from the previous year, if any, and then to reduce the applicable limit for the then current Fiscal Year.

        1.8 Subsection 6.3 of the Credit Agreement is hereby amended by deleting subsection 6.3 in its entirety and inserting the following in its place and stead:

                6.3 Fixed Charge Coverage. Borrower shall not permit Fixed Charge Coverage for the twelve (12) month period ending on the last day of each month during the periods set forth below to be less than the amount set forth below for such period.


                    Period                          Amount
                    ------                          ------
        Each month after the Second Amendment       1.2 to 1
        Effective Date



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

                                   ARTICLE II

                               GENERAL PROVISIONS


        2.1 Conditions Precedent. The effectiveness of this Second Amendment is subject to the satisfaction of the following conditions precedent (unless specifically waived in writing by Agent and Lenders): (a) there shall have occurred no material adverse change in the business, operations, financial condition, profits or prospects, or in the Collateral of Borrower; (b) Borrower shall have executed and delivered such other documents and instruments as Agent may require; (c) all corporate proceedings taken in connection with the transactions contemplated by the Second Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel; (d) execution and delivery of all Notes to each of Lenders representing their Pro Rata Share of new Commitments; (e) after giving effect to the payment of, or the creation of a reserve for, all costs, fees and expenses related to the closing of the Second Amendment, Borrower shall have a minimum of Ten Million Dollars ($10,000,000) available to draw under the Revolving Loan on the Second Amendment Effective Date; (f) the conditions of Section 2.11 of the Second Amendment shall have been satisfied to Agent's satisfaction; and (g) Borrower shall have paid or shall pay when due to Heller, individually and as Agent, in addition to Interest and other charges, the following fees:

                (i) Closing Fee: The amount of $96,563.00 will be due and payable on the Second Amendment Effective Date;

                (ii) Commitment Affirmation Fee: A commitment affirmation fee in the amount of $61,563.00 will be due and payable on the Second Amendment Effective Date;

                (iii) Certain Fees: Borrower shall pay to Heller, individually and as Agent, such fees in the amounts and at the times specified in that certain letter agreement of even date herewith between Borrower and Heller


        2.2 Ratification. The terms and provisions set forth in the Second Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by the Second Amendment, the terms and provisions set forth in the Credit Agreement are ratified and confirmed and shall continue in full force and effect. All representations, warranties, covenants and agreements of Borrowers set forth in the Credit Agreement, as modified hereby, are hereby restated as of the date hereof.

        2.3 Reference to Credit Agreement. The Credit Agreement and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.


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

        2.4 Amendment; Assignment. This Second Amendment may not be modified, altered or amended except by an instrument in writing signed by Borrowers and Lender. Borrowers may not sell, assign or transfer this Second Amendment or any portion thereof, including, without limitation, any of Borrower's rights, titles, interests, remedies, powers and/or duties hereunder or thereunder.

        2.5 Severability. If any provision of this Second Amendment or the application thereof to any Person or circumstance is held invalid or unenforceable, the remainder of this Second Amendment and the application of such provision to other Persons or circumstances will not be affected thereby and the provisions of this Second Amendment shall be severable in any such instance.

        2.6 Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement. An executed facsimile of this Second Amendment shall be deemed to be a valid and binding agreement between the parties hereto.

        2.7 Headings. All headings used in this Second Amendment are for convenience of reference only and shall not be used in interpreting this Second Amendment.

        2.8 Entire Agreement. This Second Amendment, including all Exhibits and other documents attached hereto or incorporated by reference herein, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to same.

        2.9 THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

        2.10    CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

EACH BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, SUCH NOTE, SUCH OTHER

LOAN DOCUMENT OR SUCH OBLIGATION. BORROWER DESIGNATES AND APPOINTS CT CORPORATION SYSTEM AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY BORROWER WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY BORROWER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO BORROWER AT ITS ADDRESS PROVIDED IN SUBSECTION 10.5 EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY BORROWER REFUSES TO ACCEPT SERVICE, BORROWER HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

        2.11 Required Lender Approval. As required by Section 10.3 of the Credit Agreement, this Second Amendment shall become effective as of the date first set forth above upon execution by the Borrower and each of the Lenders, satisfaction of the conditions precedent set forth herein and acknowledgment hereof by Grand Distributing Corp., Arnold Paint Company, McNeil & Sons Auto Paint, Inc. and Santa Clara Color Service, Inc. The Lenders identified on the signature pages hereof constitute all of the Lenders as of the date first set forth above.

        IN WITNESS WHEREOF, this Second Amendment has been duly executed as of the day and year first above written.


                                        THOMPSON PBE, INC.


                                        By:     /s/ CHARLES E. BARRANTES
                                           -----------------------------------
                                        Name:   CHARLES E. BARRANTES
                                             ---------------------------------
                                        Title:  EXECUTIVE VICE PRESIDENT AND
                                                CHIEF FINANCIAL OFFICER
                                              --------------------------------




                     [SIGNATURES CONTINUE ON THE NEXT PAGE]



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
Revolving Loan Commitment:              HELLER FINANCIAL, INC., as Agent

$4,560,000.00
                                        By:         /s/ ELIZABETH PRICE
Term Loan A Commitment:                        ------------------------------
                                        Name:         Elizabeth Price
$7,600,000.00                                  ------------------------------
                                        Title:              VP
Acquisition Loan Commitment:                   ------------------------------

$6,840,000.00



Revolving Loan Commitment:              GIROCREDIT BANK
                                        AKTIENGESELLSCHAFT DER SPARKASSEN
$2,160,000.00
                                        By:           /s/ ANCA TRIFAN
Term Loan A Commitment:                        ------------------------------
                                        Name:           Anca Trifan
$3,600,000.00                                  -------------------------------
                                        Title:         Vice President
Acquisition Loan Commitment:                   ------------------------------

$3,240,000.00



Revolving Loan Commitment:              SANWA BUSINESS CREDIT CORPORATION

$4,560,000.00
                                        By:        /s/ LAWRENCE J. PLACEK
Term Loan A Commitment:                        ------------------------------
                                        Name:        Lawrence J. Placek
$7,600,000.00                                  ------------------------------
                                        Title:         Vice President
Acquisition Loan Commitment:                   ------------------------------

$6,840,000.00




                     [SIGNATURES CONTINUE ON THE NEXT PAGE]

Revolving Loan Commitment:              FLEET BANK OF MASSACHUSETTS, N.A.

$4,560,000.00
                                        By:          /s/ LINDA COPOULIS
Term Loan A Commitment:                        ------------------------------
                                        Name:           Linda Copoulis
$7,600,000.00                                  ------------------------------
                                        Title:          Vice President
Acquisition Loan Commitment:                   ------------------------------

$6,840,000.00



Revolving Loan Commitment:              UNION BANK

$2,160,000.00
                                        By:          /s/ STEVEN BIERMAN
Term Loan A Commitment:                        ------------------------------
                                        Name:           Steven Bierman
$3,600,00.00                                   ------------------------------
                                        Title:               VP
Acquisition Loan Commitment:                   ------------------------------

$3,240,000.00





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
                                 ACKNOWLEDGMENT

        GRAND DISTRIBUTING CORP. acknowledges and consents to the terms of this Second Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated January 5, 1995.

                                        GRAND DISTRIBUTING CORP.

                                        By:        /s/ MORT KLINE
                                            -----------------------------
                                        Title:            CEO
                                               --------------------------






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
                                 ACKNOWLEDGMENT

        ARNOLD PAINT COMPANY acknowledges and consents to the terms of this Second Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated February 16, 1995.

                                        ARNOLD PAINT COMPANY

                                        By:       /s/  MORT KLINE
                                            -----------------------------
                                        Title:         President
                                               --------------------------






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
                                 ACKNOWLEDGMENT

        MCNEIL & SONS AUTO PAINT, INC. acknowledges and consents to the terms of this Second Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated February 15, 1996.

                                        MCNEIL & SONS AUTO PAINT, INC.

                                        By:        /s/  MORT KLINE
                                            -----------------------------
                                        Title:         President
                                               --------------------------






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
                                 ACKNOWLEDGMENT

        SANTA CLARA COLOR SERVICE, INC. acknowledges and consents to the terms of this Second Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated February 15, 1996.

                                        SANTA CLARA COLOR SERVICE, INC.

                                        By:      /s/  MORT KLINE
                                            -----------------------------
                                        Title:         President
                                               --------------------------






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